                                                                    EXHIBIT 99.2

                              PLACEMENT AGREEMENT
                              -------------------

        AGREEMENT AND ADDENDUM ("Agreement") executed as of this 13th day of October, 1997, by and BETWEEN SAF T LOK INCORPORATED, a Florida corporation (the "Company"), and STATE STREET SECURITIES, INC (the "Placement Agent").

                             W I T N E S S E T H:

     In consideration of the mutual covenants and promises herein contained, it is hereby agreed as follows:

     1. Representations of the Company. The Company hereby represents and
        ------------------------------
warrants to and agrees with the Placement Agent that the following are true and correct as of the date hereof:

          (a) The Company will, as of each Closing Date (as defined herein), be duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has been duly qualified to do business as a foreign corporation under the corporation law of, and is in good standing as such in, every jurisdiction where the ownership or leasing of property, or the conduct of its business, requires such qualification.

          (b) The confidential First Offshore Securities Subscription Agreements, dated as of October 13, 1997, between the Company and the Buyers and the Second Offshore Securities Subscription Agreements, including any amendments or supplements thereto and exhibits thereto including Public Relations Consulting Agreement and Financial Consulting Agreement (the "Memorandum"), does not include any untrue statement of a material fact and does not omit any material fact required to be stated therein or necessary to make the statements therein made, in light of the circumstances under which they were made, not misleading. The Memorandum has been prepared in conformity with the disclosure requirements of Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Act"). In connection with the transactions contemplated hereby, neither the Company, nor any affiliate thereof, has taken or will take any action which is in breach of, or in any manner contrary to, the requirements of Regulation S.

          (c) The financial statements of the Company included in the Memorandum accurately and fairly represent the financial position of the Company at the date to which they apply.

          (d) The Company is not in default in the performance of any obligation, agreement or condition contained in any contract, agreement, note or other instrument to which the Company is a party or by which it may be bound, which default might materially adversely affect either the financial condition of the Company or the ability of the Company to enter into this Agreement and to consummate the transactions contemplated hereby. The consummation of the transactions described in the Memorandum and compliance with the terms and conditions of the contracts and commitments described therein will not in a material respect conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company or of any contract, agreement, note or other instrument to which the Company or any affiliate thereof is a party.

          (e) Except as disclosed in the Memorandum, there is neither pending nor, to the knowledge of the Company, threatened any action, suit or proceeding at law or in equity, or any arbitration, to which the Company is a party or by which the company or any of its assets may be bound.

          (f) The Company has filed all tax returns required to have been filed.

          (g) The shares of the Common Stock, par value $.01 per share, described in the Memorandum (the "Stock") are duly authorized and, upon issuance in accordance with the terms of the Memorandum, will be validly issued and conform to the description thereof contained in the Memorandum, and except as otherwise set forth in or contemplated by the Memorandum, the liability of purchasers thereof will be limited to their respective total agreed-upon investment therein

     2. Representations of the Placement Agent. The Placement Agent represents
        --------------------------------------
and warrants to and agrees with the Company that as of the date hereof;

          (a) The Placement Agent has been duly organized and is validly existing and in good standing under the laws of the state of its incorporation.

          (b) The Placement Agent is authorized to enter into this Agreement and to consummate the transactions contemplated in the Memorandum, and has taken any and all necessary or appropriate action in connection therewith;

          (c) The Placement Agent is a registered broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934

Act"), and its entry into this Agreement and its consummation of the transactions contemplated hereby and compliance with the terms and conditions hereof will not cause it to be in violation of such Act.

          (d) ALL STEPS TAKEN BY THE Placement Agent in connection with the offering and sale of the Stock were and will be affected in compliance with all the terms and conditions of Regulation S.

     3.  Employment of The Placement Agent. Upon the foregoing representations
         ---------------------------------
and warranties and subject to the terms of this Agreement, the Company hereby retains the Placement Agent, and the Placement Agent agrees to act, as exclusive placement agent for the placement of 1,500,000 shares of Common Stock and 2,500,000 Common Stock Purchase Warrants (the "Warrants"), and in connection therewith, the Placement Agent will use its best efforts to offer for sale and to sell the Stock and the Warrants for the price and upon the terms and conditions set forth in the Memorandum.

     4.   Compensation of the Placement Agent.
          -----------------------------------

          Commission and Expenses. In consideration for the services rendered by
          -----------------------
the Placement Agent as placement agent in connection with the sale of the Common Stock and the costs incurred by the Placement Agent in connection therewith, the Company shall make a first payment to the Placement Agent out of the proceeds of the sale of the Common Stock of a placement fee at a dollar amount equal to 15% of the aggregate purchase price of all of the Private Placement shares of Common Stock offered.

The Company shall also make payment to the Placement Agent out of the proceeds received upon the exercise of a minimum portion of the Warrants for at least 500,000 shares, and all subsequent exercises of the Warrants, of a placement fee at a dollar amount equal to 15% of the aggregate funds received by the Company at the times of the exercises of the Warrants offered.

5.   Use of Proceeds.

           Out of the proceeds of the sale of the Common Stock, the Company agrees.

          (a) to retain Marketing Direct Concepts ("MDC") as a public relations firm at a fee of $750,000 aggregate for 12 months services which fee Buyers will pay directly out of proceeds of offering, $375,000 at the time of Closing and $375,000 at the time of the exercise of a minimum portion of the Warrants for at least 500,000 shares. A copy of the Financial Public Relations Agreement is attached as an exhibit.

          (b) to retain the services of a business consulting firm to be designated by Purchaser for a one year fee of $250,000 to be paid at closing out of proceeds of offering.

           (c) to pay a fee equal to 2% of the Common Stock purchased at the Closing to cover Investor's legal fees.

          (d) that its shares of Common Stock will continue to be listed on NASDAQ and obtain the approval of NASDAQ to the terms of the Offering.

6.   Closing.

          A consummation of the sale and purchase of the Common Stock and Warrants as contemplated hereby (the "Closing") and in the Memorandum shall take place at the offices of Cohen & Cohen or at such other location an may be agreed upon by the Placement Agent and the Company on one or more dates (each individually, a "Closing Date") which shall be prior to October 30, when, as and if the Closing occurs, the Placement Agent will cause certain persons or entities who qualified to be buyers under Regulation S to become investors in the Company ("Buyers") and will cause such Buyers to purchase and pay for the stock, and the Company will sell to such Buyers the Stock, all in the manner set forth herein and in the Memorandum. Such purchase and payment, if made, shall be made by delivery of the Memorandum, and cash by Buyers in the respective amounts and on the terms set forth in the Memorandum.

          7.   Various Agreements.
               ------------------

          (a) If any event shall occur as a result of which it shall be necessary to amend or supplement the Memorandum in order to make the statements contained therein, in the light of circumstances under which they are made, not misleading, the Company promptly shall cause to be prepared and furnished, without charge to the Placement Agent, either amendments or supplements to the Memorandum so that the statements in the Memorandum, as so amended or supplemented, shall not be misleading in the light of the circumstances under which they are made.

          (b) The Company shall pay all the costs and expenses incident to the preparation and reproduction of the Memorandum (including its printing costs and costs of the Company's legal counsel and accountants).

          (c) For a period of six months after the Closing, neither the Company nor any direct or indirect subsidiary of the Company shall sell, offer to sell or otherwise issue any "security" if within ten (10) business days after notice to the Placement Agent of any such proposed offering, the Placement Agent advises the Company or any affiliate thereof, as the case may be, that the Placement Agent has received an opinion of its counsel to the effect that such offering would adversely affect the qualification of the offer and sale of the Common Stock and Warrants as a private offering transaction under Regulation S.

          (d) Prior to and after the Closing, the Company shall deliver to the Placement Agent, upon the written request of the Placement Agent, such documents, agreements and instruments relating to the offering of the Common Stock and Warrants or to the business and affairs of the Company as may be reasonably requested by the Placement Agent .

      8. Right of First Negotiation. During the twelve (12) month period following the date of this Agreement, the Placement Agent will have a right of first negotiation to obtain equity financing on behalf of the Company on the same terms as are proposed by the Company. The Company shall promptly notify the Placement Agent in writing of the terms of an offer for equity financing proposed by the Company. The Placement Agent shall then have fifteen days to provide the Company with a funding commitment to provide such equity financing on the same terms. If the Placement Agent fails to provide such commitment, the Company may proceed with such proposal (the "Proposed

Financing"). If the Proposed Financing is not completed within six (6) months thereafter, or if the terms of the Proposed Financing are materially changed to the detriment of the Company, the Company shall be obligated to resubmit the proposed terms to the Placement Agent and start the process again. During the twelve (12) month period, the failure of the Placement Agent to exercise its right of first negotiation shall not affect its right with respect to the proposed equity financings during the twelve month period.

      9.  Indemnification.
          ---------------

          (a) The company hereby covenants and agrees to indemnify and hold harmless the Placement Agreement and each officer, director and controlling person of the Placement Agent as follows:

             (i) from and against any and all loss, liability, claim, damage and expense whatsoever arising as a result of any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or in any filing executed by the Company filed with any state or jurisdiction necessary to qualify the Stock for offer and sale under the "blue sky" or securities laws of such states or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statement" therein not misleading in the light of the circumstances under which they were made; and

             (ii) from and against and all loss, liability, claim, damages and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission if such settlement is effected with the written consent of the Company.

          (b) The Placement Agent hereby agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents from and against all loss, liability, claim, damage and expense arising out of any action based upon violations or alleged violations of the Act or any state securities or "blue sky") laws by the Placement Agent or arising as a result of a breach by the Placement Agent of any warranties or covenants or from the untruth of any representation made by the Placement Agent pursuant to this Agreement or as a result of statements made in the Memorandum based solely upon information supplied by the P1acement Agent in writing to the Company or based upon the improper conduct of the Placement Agent or any of its employee or agents acting as Placement Agent for the offering of the Stock and sale hereunder.

          (c) After receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the identifying party, give timely notice to the indemnifying party in writing of the commencement thereof, provided that the failure to timely notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Agreement. Notice to the indemnifying party shall be timely if given at such time as not to impair substantially the rights of such party hereunder. In case any such action shall be brought against any indemnified party and the indemnifying party has been notified of the commencement thereof, the indemnifying party shall be entitled to participate therein and to assume the defense thereof including the right to settle such action, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     10.  Miscellaneous.
          -------------

          (a) Notice. All notices and other communications hereunder shall be in
              ------
writing and shall be deemed to have been given when actually received or overnight courier or mailed, by certified or registered mail, return receipt requested, as follows:

                              If to the Company, to:

                                      Saf T Lok Incorporated
                                      18245 SE Federal Highway
                                      Tequesta, Florida 33469
                                      Attention: John Gardner, President

                              with a copy to:

                                      Gray, Harris & Robinson, P.A.
                                      201 East Pine Street, Suite 1200
                                      Orlando, Florida
                                      Attention: William A. Grimm, Esq.

                              If to Placement Agent, to:

                                      State Street Securities, Inc.

                                      c/o Law Offices of Mitchell S. Segal, P.C.
                                      1010 Northern Boulevard, Suite 208
                                      Great Neck, NY 11201

                              with a copy to:

                                      Cohen & Cohen
                                      445 Park Avenue
                                      New York, NY 10022
                                      Attention: Frank R. Cohen, Esq.

          (b) Successors. This Agreement will be binding upon and inure to the
              ----------
benefit of the Company and the Placement Agent and its successors and, as permitted hereunder, assigns. Nothing expressed or mentioned herein is intended or will be construed to give any persons other than the persons described in this Paragraph 10(b) any legal or equitable right, claim or remedy under or in respect of this Agreement or any provisions herein, it being intended that this Agreement and all conditions and provisions hereto are for the sole and exclusive benefit of such persons and for the benefit of no other persons. No Investor will be deemed a "successor" as that term is utilized in this Paragraph 10(b) by virtue of such Investor's purchase of Stock.

          (c) Assigns. No party hereto may assign its rights or obligations
              -------
hereunder without the prior written consent of all parties hereto.

          (d) Applicable Law. This Agreement shall be governed by and construed
              --------------
in accordance with the laws of the State of New York.

           (e) Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which shall be deemed to be one and the same instrument.

          (f) Survival, All representations, warranties, covenants and
              --------
agreements herein contained shall survive the execution hereof and the Closing.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        SAF T LOK INCORPORATED

                                        By: /s/ John L. Gardner
                                            -------------------
                                            Name: John L. Gardner
                                            Title: President & CEO

                                        STATE STREET SECURITIES, INC.

                                        By: /s/ Irving Minnaker
                                            -------------------
                                            Name: Irving Minnaker
                                            Title: Treasurer

                     ADDENDUM TO PLACEMENT AGENT AGREEMENT
                     -------------------------------------

Agreement to Submit Information to the Nasdaq Market, Inc.
----------------------------------------------------------

The Placement Agent and the Company agree to submit to The Nasdaq Market, Inc., all documents and agreements relating to this transaction to The Nasdaq Market, Inc., including all information requested by Nasdaq as set forth in the letter dated October 21, 1997 from The Nasdaq Market, Inc., attached hereto as an exhibit immediately upon the execution of this Agreement and to make full disclosure of all of the facts concerning this transaction as requested by The Nasdaq Market, Inc.

Closing Held in Escrow Pending Action by the Nasdaq Market
----------------------------------------------------------

The Company and the Placement Agent agrees that upon closing, the Closing shall be held in escrow by Cohen & Cohen, 445 Park Ave., New York, New York, 10022 (the "Escrow Agent") under the supervision of Frank R. Cohen, Esq., pursuant to the terms set forth in Memorandum.

All documents, stock certificates, legal opinions, stock purchase warrants and cash pertaining to the Closing shall be held in escrow by the Escrow Agent.

In the event the Company is notified by Nasdaq that the Company's common stock will not be delisted from the Nasdaq SmallCap Market after Nasdaq has reviewed the Information (the ''Nasdaq Notification"), the Company will immediately notify the Escrow Agent by fax letter with a copy of the determination letter by Nasdaq. Upon receipt of such notification, the Escrow Agent will deliver all of the documents, stock certificates, legal opinions, stock purchase warrants and cash to the respective parties and the Placement Agent as required by this Agreement and the Placement Agreement between the Company and State Street
Securities dated                    .
                 -------------------

In the event that the Company has not received the Nasdaq Notification by 5:00 p.m. November 4, 1997, the Closing shall be deemed not to have occurred, all agreements relating to this transaction, including this Placement Agent Agreement, shall be void and the Escrow Agent shall promptly return all documents, stock certificates, legal opinions, stock purchase warrants and cash to the respective parties as if the Closing had not occurred.

This Addendum shall be initialed by the parties to indicate the attachment of this Addendum to this Agreement.

Placement Agent: /s/ President
                 --------------------
                 Its authorized agent